UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2005

Aquila, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-03562	44-0541877
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		No.)
20 West 9th, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:                          (816) 421-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[     ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Sale of Missouri Gas Operations

     On September 21, 2005, the Company entered into an asset purchase agreement with The Empire District Electric Company (“Empire”), under which the Company has agreed to sell to Empire the assets and liabilities comprising the Company’s Missouri gas utility operations. The Missouri gas operations include a natural gas distribution business serving approximately 49,000 customers in central and northwest Missouri.

     The asset purchase agreement provides for the payment in cash of a base purchase price of $84 million, plus working capital and subject to capital expenditure adjustments. The agreement contains various provisions customary for transactions of this size and type, including representations, warranties and covenants with respect to the business that are subject to customary limitations. Completion of the sale transaction depends on several conditions being satisfied by September 21, 2006 (subject to extension for up to an additional three months in limited circumstances), including: (i) the non-occurrence of a material adverse event, as described in the asset purchase agreement; (ii) the approval of the Missouri Public Service Commission; (iii) the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Act of 1976, as amended; and (iv) the other closing conditions set forth in the asset purchase agreement. The Missouri gas employees of the Company are expected to be transferred to the buyer upon completion of the sale, upon the terms and conditions contained in the asset purchase agreement.

Sale of Michigan Gas Operations

     On September 21, 2005, the Company entered into an asset purchase agreement with a wholly-owned subsidiary of WPS Resources Corporation (“WPS”), under which the Company has agreed to sell to the WPS affiliate the assets and liabilities comprising the Company’s Michigan utility operations. WPS has guaranteed the obligations of its subsidiary under the asset purchase agreement. The Michigan utility operations include a natural gas distribution business serving more than 161,000 customers in southern and western Michigan.

     The asset purchase agreement provides for the payment in cash of a base purchase price of $269.5 million, plus working capital and subject to capital expenditure adjustments. The agreement contains various provisions customary for transactions of this size and type, including representations, warranties and covenants with respect to the business that are subject to customary limitations. Completion of the sale transaction depends on several conditions being satisfied by September 21, 2006 (subject to extension for up to an additional six months in limited circumstances), including: (i) the non-occurrence of a material adverse event, as described in the asset purchase agreement; (ii) the approval of the Michigan Public Service Commission; (iii) the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Act of 1976, as amended; and (iv) the other closing conditions set forth in the asset purchase agreement. The Michigan employees of the Company are expected to be transferred to the buyer upon completion of the sale, upon the terms and conditions contained in the asset purchase agreement.

Sale of Minnesota Gas Operations

     On September 21, 2005, the Company entered into an asset purchase agreement with a wholly-owned subsidiary of WPS, under which the Company has agreed to sell to the WPS affiliate the assets and liabilities comprising the Company’s Minnesota utility operations. WPS has guaranteed the obligations of its subsidiary under the asset purchase agreement. The Minnesota utility operations include a natural gas distribution business serving approximately 200,000 customers statewide, as well as a non-regulated appliance repair business serving Minnesota customers.

     The asset purchase agreement provides for the payment in cash of a base purchase price of $288 million, plus working capital and subject to capital expenditure adjustments. The agreement contains various provisions customary for transactions of this size and type, including representations, warranties and covenants with respect to the business that are subject to customary limitations. Completion of the sale transaction depends on several conditions being satisfied by September 21, 2006 (subject to extension for up to an additional six months in limited circumstances), including: (i) the non-occurrence of a material adverse event, as described in the asset purchase agreement; (ii) the approval of the Minnesota Public Utilities Commission; (iii) the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Act of 1976, as amended; and (iv) the other closing conditions set forth in the asset purchase agreement. The Minnesota employees of the Company are expected to be transferred to the buyer upon completion of the sale, upon the terms and conditions contained in the asset purchase agreement.

Sale of Kansas Electric Operations

     On September 21, 2005, the Company entered into an asset purchase agreement with Mid-Kansas Electric Company (“MKEC”), under which the Company has agreed to sell to MKEC the assets and liabilities comprising the Company’s Kansas electric utility operations. The Kansas electric operations include an electric distribution business serving more than 68,000 customers in central and western Kansas.

     The asset purchase agreement provides for the payment in cash of a base purchase price of $255.2 million, plus working capital and subject to capital expenditure adjustments. The agreement contains various provisions customary for transactions of this size and type, including representations, warranties and covenants with respect to the business that are subject to customary limitations. Completion of the sale transaction depends on several conditions being satisfied by September 21, 2006, including: (i) the non-occurrence of a material adverse event, as described in the asset purchase agreement; (ii) the approval of the Kansas Corporation Commission; (iii) the approval of the Federal Energy Regulatory Commission; (iv) the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Act of 1976, as amended; (v) the receipt of third-party acquisition financing by Sunflower; and (vi) the other closing conditions set forth in the asset purchase agreement. The Kansas electric employees of the Company are expected to be transferred to the buyer upon completion of the sale, upon the terms and conditions contained in the asset purchase agreement.

     The foregoing descriptions of the asset purchase agreements and the transactions contemplated thereby do not purport to be complete and are qualified by reference to the asset purchase agreements, copies of which are filed as exhibits to this Form 8-K. Each of the asset purchase agreements contains representations and warranties of the parties made to (and solely for the benefit of) each other, and the assertions embodied in those representations and warranties are qualified by information in confidential schedules that the parties have exchanged with each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, because they were made as of the date of each agreement and are modified in important part by the confidential disclosure schedules.

     A copy of the press release relating to the foregoing transactions is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Performance Bonus Agreement

     On September 22, 2005, the Compensation and Benefits Committee of the Company's Board of Directors adopted an executive cash bonus plan. The objective of the plan is to acknowledge the successful execution of the initial phase of the Company's strategy to reduce debt through the sale of the utility properties described above as well as to provide an incentive to complete each of the four announced transactions. Under the bonus plan, executive officers of the Company will immediately receive a cash bonus of 25% of base salary and, if all of the transactions are consummated, will receive a further cash bonus of 75% of base salary. If an executive officer voluntarily terminates employment or is terminated for cause before a payment is made, the executive officer would not receive that payment.

     A form of the performance bonus agreement to be executed by the Company and each executive officer is filed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

        10.1     Asset Purchase Agreement by and between Aquila, Inc. and The Empire District Electric Company, dated September 21, 2005

        10.2     Asset Purchase Agreement by and between Aquila, Inc. and WPS Michigan Utilities, Inc., dated September 21, 2005

        10.3     Asset Purchase Agreement by and between Aquila, Inc. and WPS Minnesota Utilities, Inc., dated September 21, 2005

        10.4     Asset Purchase Agreement by and between Aquila, Inc. and Mid-Kansas Electric Company, dated September 21, 2005

        10.5     Form of Performance Bonus Agreement

        99.1     Press Release dated September 21, 2005

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquila, Inc.

By:	/s/ Chrisopher M. Reitz
Christopher M. Reitz Senior Vice President, General Counsel and Corporate Secretary Date: September 27, 2005